SCHEDULE OF INFORMATION ABOUT OTHER RECEIVABLES AND PREPAYMENTS (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024
Other Receivables And Prepayments
Prepayments	$ 3,180	$ 5,671
Security deposits	58	6
Other receivables	2,226	1,312
Total other receivables and prepayments	5,464	6,989
Allowance for credit loss	(177)
Other receivables and prepayments	$ 5,287	$ 6,989